Investor Presentation | First Quarter 2024 Investor Presentation First Quarter 2024 Richard P. Smith, President & Chief Executive Officer Daniel K. Bailey, EVP & Chief Banking Officer John S. Fleshood, EVP & Chief Operating Officer Peter G. Wiese, EVP & Chief Financial Officer Exhibit 99.2

Investor Presentation | First Quarter 2024 2 Safe Harbor Statement The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the conditions of the United States economy in general and the strength of the local economies in which we conduct operations; the impact of any future federal government shutdown and uncertainty regarding the federal government’s debt limit or changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impacts of inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions affecting our ability to successfully market and price our products to consumers; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on the Company's customers and the economic and business environments in which the Company operates; the impact of a slowing U.S. economy, decreases in housing and commercial real estate prices, and potentially increased unemployment on the performance of our loan portfolio, the market value of our investment securities and possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, wars, terrorism or geopolitical events; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the regulatory and financial impacts associated with exceeding $10 billion in total assets; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the assumptions made under our current expected credit losses model; any deterioration in values of California real estate, both residential and commercial; the effectiveness of the Company's asset management activities managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; the impact of the 2023 cyber security ransomware incident on our operations and reputation; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the transition from the LIBOR to new interest rate benchmarks; the emergence or continuation of widespread health emergencies or pandemics; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2023, which has been filed with the Securities and Exchange Commission (the “SEC”) and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Presentation | First Quarter 2024 3 Tri Counties Bank Awards Sacramento Rainbow Chamber of Commerce Corporate Advocate of the Year 2024 Gustine Press-Standard Best Bank 2023 Cen Cal Business Finance Group SBA-504 Lender of the Year 2023 Sacramento Business Journal C-Suite Awards: Daniel Bailey, EVP & CBO 2023 Most Admired CEOs: Rick Smith, President & CEO 2023 Corporate Citizenship: Corporate Champion for Basic Needs 2022 S&P Global Market Intelligence Top Community Bank with $3 billion to $10 billion in assets 2022, 2023 Chico Enterprise Record Readers' Choice Best Bank Won every year from 2019 to 2023 Chico News & Review Best Bank Won every year from 2008 to 2019, then 2022 and 2023 Marysville Appeal-Democrat Favorite Bank: 2019, 2021, 2023 Favorite Banker: Heather Peña, 2023 Amy Briscoe, 2020 Formstack: Practically Genius Award Creative Digital Innovation of the Year 2021 Colusa County Pioneer Review Best Bank Won every year from 2019 to 2021 Times Standard Best of North Coast 2020 Mt. Shasta Herald Best Banker - Barry Stacy 2019, 2020 Forbes Magazine Best-In-State Bank 2021 Style Magazine Reader's Choice – Roseville, Granite Bay & Rocklin Won every year from 2011 to 2023 California Black Chamber of Commerce Top Partner Award 2023 Raymond James Community Bankers Cup Award Top 10% of Community Banks 2019, 2021, 2022 Habitat for Humanity of Greater Sacramento Hammy Award: Finance Partner 2022 Auburn Journal Best Bank Won every year from 2019 to 2021 Grass Valley Union Best of Nevada County Won every year from 2011 to 2023 Record Searchlight Best Bank in the North State 2015, 2016, 2018, 2022, 2023

Investor Presentation | First Quarter 2024 4 Executive Team Greg Gehlmann SVP General Counsel Craig Carney EVP Chief Credit Officer Rick Smith President & Chief Executive Officer Dan Bailey EVP Chief Banking Officer John Fleshood EVP Chief Operating Officer Angela Rudd SVP Chief Risk Officer Judi Giem SVP Chief Human Resources Officer Jason Levingston SVP Chief Information Officer Peter Wiese EVP Chief Financial Officer Scott Robertson SVP Chief Community Banking Officer

Investor Presentation | First Quarter 2024 Agenda 5  Most Recent Quarter Recap  Company Overview  Lending Overview  Deposit Overview  Financials

Investor Presentation | First Quarter 2024 6 Most Recent Quarter Highlights Operating Leverage and Profitability  Pre-tax pre-provision ROAA and ROAE were 1.71% and 14.38%, respectively, for the quarter ended March 31, 2024, and 2.18% and 19.83%, respectively, for the same quarter in the prior year  Our efficiency ratio was 57.4% for the quarter ended March 31, 2024, compared to 58.7% and 50.3% for the quarters ended December 31, 2023 and March 31, 2023, respectively Net Interest Income and Margin  Net interest margin (FTE) of 3.68%, compared to 3.81% in the trailing quarter, and 4.20% in the quarter ended March 31, 2023, was influenced by the rising rate environment and a liability sensitive balance sheet  Average yield on earning assets (FTE) of 5.13% was 4 basis points higher than the 5.09% in the trailing quarter, while the cost of interest-bearing liabilities increased 23 basis points to 2.24% from 2.01% Balance Sheet Management  Total deposits grew by an annualized 7.8% while loan balances increased by an annualized 0.4%  Loan to deposit ratio has grown to 85.1% at March 31, 2024 compared to 80.0% a year ago  Cash flows generated from the principal repayment of investment securities were elevated during the current quarter due to the maturity of certain agency securities  Other borrowings decreased by $240.2 million to $392.4 million as compared to the trailing quarter providing momentum into Q2; however average borrowings during the quarter increased by $68.7 million to $584.7 million Liquidity  Readily available and unused funding sources, which total approximately $4.0 billion and represent 50% of total deposits and 163% of total estimated uninsured deposits.  No reliance on brokered deposits or FRB borrowing facilities during the 2024 or 2023 Credit Quality  The allowance for credit losses to total loans was 1.83% as of March 31, 2024, compared to 1.79% as of December 31, 2023, and 1.69% as of March 31, 2023  With non-performing assets to total assets remaining well below 0.50% and the allowance for credit losses representing 339% of non-performing assets, we believe the overall credit risk profile remains historically low Diverse Deposit Base  Non-interest-bearing deposits comprised 33.8% of total deposits  Deposit betas remain low with a cycle-to-date deposit beta of 22.3% Capital Strategies  Increased the quarterly dividend by 10% to $0.33 or $1.32 annually as compared to the $1.20 paid in 2023  Approximately 1.1 million shares remain as being authorized for repurchase  Tangible capital ratio of 8.9% at March 31, 2024, an increase from 8.1% at March, 2023, due primarily to the retention of earnings.  Strength in core earnings is key to self-financed and self-funded growth  All regulatory capital ratios have grown year-over-year

Investor Presentation | First Quarter 2024 7 Company Overview Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $36.78 Market Cap.: $1.22 Billion Asset Size: $9.81 Billion Loans: $6.80 Billion Deposits: $7.99 Billion Bank Branches: 69 ATMs: 86 Bank ATMs, with access to ~ 40,000 in network Market Area: TriCo currently serves 31 counties throughout California * As of close of business March 31, 2024

Investor Presentation | First Quarter 2024 8 “Recurring Critical and Strategic Themes Noted in Recent Executive Discussions”  Scaling and Leverage: Finding the right partner(s) at the right time to cross $10 Billion in total assets  New customer relationships: Continued identification of new relationships and acquisition while expanding services to existing customers – a holistic understanding of their balance sheet and ours  Capital: Balance of regulatory and shareholder expectations while maintaining and utilizing all available tools  Regulatory Focus Areas: Enterprise Risk Management, Compliance (including CRA & ESG), CFPB preparedness, and the hurdles associated with merger approvals  Operating Costs: Rationalization of costs through the relentless pursuit of redundant expenses / overlapping vendor services and partially-implemented technologies  Active Credit Management: Continual and proactive monitoring for early warning signs of credit deterioration and the impact of actual or potential global events on local markets

Investor Presentation | First Quarter 2024 9 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Net Income ($MM) $13.9 $15.0 $16.2 $23.2 $22.7 $23.1 $23.4 $22.9 $16.1 $7.4 $17.6 $23.6 $33.6 $28.4 $27.4 $28.2 $20.4 $31.4 $37.3 $36.3 $35.8 $24.9 $30.6 $26.1 $27.7 Qtrly Diluted EPS $0.60 $0.65 $0.53 $0.76 $0.74 $0.75 $0.76 $0.75 $0.53 $0.25 $0.59 $0.79 $1.13 $0.95 $0.92 $0.94 $0.67 $0.93 $1.12 $1.09 $1.07 $0.75 $0.92 $0.78 $0.83 $0.00 $0.40 $0.80 $1.20 $0 $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 Q trl y EP S (d ilu te d) Ea rn in gs (i n M illi on s) Positive Earnings Track Record July 2018 Acquired FNB Bancorp ($1.2B assets) March 2022 Acquired Valley Republic Bancorp ($1.4B assets) 2020 Elevated ACL Provisioning Associated with COVID Related Risks

Investor Presentation | First Quarter 2024 10 27% 27% 41% 25% 29% 34% 40% 2018 2019 2020 2021 2022 2023 2024 $0.60 $0.74 $0.53 $1.13 $0.67 $1.07 $0.83 $0.65 $0.75 $0.25 $0.95 $0.93 $0.75 $0.53 $0.76 $0.59 $0.92 $1.12 $0.92 $0.75 $0.79 $0.94 $1.09 $0.78 $2.54 $3.00 $2.16 $3.94 $3.83 $3.52 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2018 2019 2020 2021 2022 2023 2024 Q1 Q2 Q3 Q4 10.75% 10.49% 7.18% 12.10% 11.67% 10.65% 9.50% 2018 2019 2020 2021 2022 2023 2024 $0.17 $0.19 $0.22 $0.25 $0.25 $0.30 $0.33 $0.17 $0.19 $0.22 $0.25 $0.25 $0.30 $0.17 $0.22 $0.22 $0.25 $0.30 $0.30 $0.19 $0.22 $0.22 $0.25 $0.30 $0.30 $0.70 $0.82 $0.88 $1.00 $1.10 $1.20 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2018 2019 2020 2021 2022 2023 2024 Q1 Q2 Q3 Q4 Shareholder Returns Dividends per Share: 10% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS *Compound Annual Growth Rate, 5 years

Investor Presentation | First Quarter 2024 11 Asset Growth Organic Growth and Disciplined Acquisitions Asset Dollars in Billions 5 yrs. 10 yrs. 8.7% 13.5% CAGR, Assets Trailing 9 years Trailing 5 quarters

Investor Presentation | First Quarter 2024 Deposits 12

Investor Presentation | First Quarter 2024 13 Liability Mix: Strength in Funding 13 Total Deposits = $7.99 billion 94.2% of Funding Liabilities Liability Mix 03/31/2024  Peer group consists of 99 closest peers in terms of asset size, range $4.7-11.5 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits (0.03% Funding Cost) Non Interest- bearing Demand Deposits, 31.1% Interest-bearing Demand & Savings Deposits, 50.4% Time Deposits, 8.0% Borrowings & Subordinated Debt, 8.4% Other liabilities, 2.1% Non Interest- bearing Demand Deposits, 30.1% Interest-bearing Demand & Savings Deposits, 51.0% Time Deposits, 11.2% Borrowings & Subordinated Debt, 5.7% Other liabilities, 2.0% 71 .8 70 .1 66 .9 66 .0 66 .4 69 .1 72 .1 76 .5 79 .5 80 .4 84 .0 87 .7 87 .7 0 20 40 60 80 100 120 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 Loans to Core Deposits (%) TCBK Peers 40 .3 40 .7 40 .7 40 .4 41 .1 41 .2 42 .5 42 .0 40 .3 38 .0 35 .7 34 .8 32 .6 0 10 20 30 40 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers

Investor Presentation | First Quarter 2024 14 Cost of Deposits Noninterest-Bearing Demand - - - - - - - - - - - - - Int-Bearing Demand & Savings 0.04% 0.04% 0.05% 0.03% 0.04% 0.05% 0.07% 0.17% 0.39% 0.83% 1.17% 1.36% 1.46% Time Deposits 0.64% 0.55% 0.52% 0.45% 0.36% 0.26% 0.23% 0.32% 0.89% 2.21% 2.92% 3.38% 3.81% Total Deposits 0.06% 0.05% 0.05% 0.04% 0.04% 0.04% 0.04% 0.10% 0.25% 0.58% 0.86% 1.05% 1.21% Interest-bearing Deposits 0.10% 0.08% 0.08% 0.06% 0.06% 0.07% 0.08% 0.18% 0.43% 0.95% 1.36% 1.62% 1.83% Deposits: Strength in Cost of Funds Balances presented in millions, end of period  Relationship focused pricing for retention and acquisition  Continued best in class total deposit Beta, 22.3% cycle to date $328 $324 $327 $298 $349 $327 $304 $224 $346 $492 $588 $697 $972 $3,769 $3,824 $3,967 $4,090 $4,783 $4,825 $4,674 $4,603 $4,443 $4,530 $4,564 $4,414 $4,415 $2,767 $2,844 $2,943 $2,980 $3,583 $3,604 $3,678 $3,502 $3,237 $3,073 $2,858 $2,723 $2,600 $6,863 $6,992 $7,237 $7,367 $8,714 $8,757 $8,656 $8,329 $8,026 $8,095 $8,010 $7,834 $7,988 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24

Investor Presentation | First Quarter 2024 15 $226 $197 $147 $121 $274 - 100 200 300 400 500 600 700 800 $0-$100k >$100k-$250k >$250k - $500k >$500k - $1mln >$1mln $261 $217 $192 $207 $735 - 100 200 300 400 500 600 700 800 $435 $288 $183 $145 $260 - 100 200 300 400 500 600 700 800 $840 $496 $309 $215 $427 - 100 200 300 400 500 600 700 800 G re at er C hi co $605 $284 $160 $76 $86 - 100 200 300 400 500 600 700 800 $0-$100k >$100k-$250k >$250k - $500k >$500k - $1mln >$1mln Prior Quarter N or th er n Deposits by Region  Excludes bank owned operational deposits, public funds, and Direct Banking division.  CD Balances added Q4-2023 to Regional pools. $1.211 billion, total $2.287 billion, total $1.311 billion, total $1.612 billion, total $0.965 billion, total Sa cr am en to V al le y C en tra l V al le y Ba y Ar ea

Investor Presentation | First Quarter 2024 16 Deposits: Demand & Savings Deposit Mix [1] Excludes time deposits, bank owned operational deposits and public funds. Balance Tier, $ millions [1]Total Demand & Savings ($ millions exterior, count interior) 481 455 426 436 1,351 1,582 785 428 255 386 Consumer Business Prior Quarter, Total Business $3,149 Consumer $3,435 # 35,208 # 200,875

Investor Presentation | First Quarter 2024 17 Deposits: CD Balance and Maturity Composition Note: Excludes CDARS $228 $214 $203 $198 $284 $426 $530 $630 $904 0.27% 0.22% 0.19% 0.47% 1.68% 2.76% 3.22% 3.63% 4.15% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0.00 $100.00 $200.00 $300.00 $400.00 $500.00 $600.00 $700.00 $800.00 $900.00 $1,000.00 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024 Current Balance Weighted Average Rate CD Growth $312 $411 $129 $52 4.05% 4.54% 3.54% 3.14% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 <3 Months 3-6 Months 6-12 Months >12 Months CDs by Remaining Maturity Current Balance Wtd Avg Rate * CD special as of March 31, 2024, subject to change

Investor Presentation | First Quarter 2024 18 73.2 72.7 72.5 71.2 70.3 66.3 66.3 66.5 67.6 71.2 68.9 70.1 69.8 64.9 63.8 63.6 63.7 62.8 62.3 62.8 62.9 64.0 68.8 68.5 68.3 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Insured Deposits as % of Total Deposits [2][3] TCBK Peers 25.2 21.5 21.9 19.0 17.6 18.6 19.8 21.8 22.8 25.3 25.3 25.3 30.8 40.1 37.5 37.2 35.7 34.2 37.1 36.3 35.7 39.6 50.4 55.9 55.3 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Pledged Securities as % of Total Securities [3] TCBK Peers $2,922 $1,559 $51 Liquidity Sources [1] Total Borrow Capacity Unpledged Securities AFS Cash Liquidity [1] $ millions, as of 12/31/2023, cash based upon total held at or in transit with FRB [2] Based upon estimated uninsured deposits reported in Call Report schedule RC-O includes demand and time deposits [3] Peer group consists of closest 99 peers in terms of assets, sourced from BankRegData.com $4.5 Billion 191% of estimated uninsured deposits In addition to a strong deposit base, Tri Counties Bank maintains a variety of easily accessible funding sources.

Investor Presentation | First Quarter 2024 Loans and Credit Quality 1919

Investor Presentation | First Quarter 2024 20 Loan Portfolio and Yield  Q1 2021 increase includes $98MM Jumbo Mortgage pool purchase  End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized quarterly interest income.  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%. $4,022 $4,111 $4,381 $4,386 $4,407 $4,443 $4,610 $4,711 $4,739 $4,859 $5,796 $6,097 $6,313 $6,452 $6,422 $6,521 $6,709 $6,795 $6,802 5.24% 5.44% 5.23% 5.05% 4.78% 5.09% 5.15% 4.86% 4.92% 4.96% 4.69% 4.73% 4.88% 5.10% 5.21% 5.38% 5.52% 5.64% 5.72% 3.50% 4.50% 5.50% 6.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024 Non-PPP PPP Loans Loan Yield Loan Yield Excl PPP

Gross Production vs. Payoff

In addition to the nearly $0.8 billion in non-PPP loan originations in 2020, TCBK originated over $0.4 billion in PPP loans.

TCBK originated nearly $1.5 billion in 2021, while facing headwinds of an increased $372 million in payoffs during 2021.

Originations and net loan growth in 2022 were supportive of the positive mix shift in earning assets and facilitated both NII and NIM expansion.

Slower pace of originations commensurate with market rate changes, liquidity management, and NIM preservation.



$6
$178
-$118
$199
-$139
-$56
$165
-$131
-$20
$250
-$166
-$47
$464
-$241
-$59
$6
$285
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-$33
$412
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$396
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$473
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$42
$446
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$159
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$36
$170
-$107
$22
$247
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-$24
Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024
Origination
Payoffs
Balance Change net of Originations and Payoffs

- Outstanding Principal in Millions, excludes PPP
- Includes Q1 2021 increase of $98MM and Q4 2020 increase of $40MM in Jumbo Mortgage pool purchases
- $800MM in outstanding at close of Q1-2022 related to VRB Acquisitions ($795MM at acquisition) excluded from the chart trico bancshares 50

Investor Presentation | First Quarter 2024

21

Member FDIC

Investor Presentation | First Quarter 2024 22 $2,221 $2,161 $975 $971 $982 $947 $885 $804 $550 $545 $345 $375 $349 $226 $411 $322 $75 $54 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 C R E N on - O w ne r O cc up ie d C R E- O w ne r O cc up ie d M ul tif am ily SF R 1 -4 Te rm C om m er ci al & In du st ria l SF R H EL O C an d Ju ni or Li en s C on st ru ct io n Ag ric ul tu re & Fa rm la nd Au to & O th er Diversified Loan Portfolio 22  Dollars in millions, Net Book Value at period end, excludes LHFS;  Auto & other includes Leases; Commercial & Industrial includes Municipality Loans. CRE Non-Owner Occupied 33% CRE-Owner Occupied 14%Multifamily 15% SFR 1-4 Term 13% Commercial & Industrial 8% SFR HELOC and Junior Liens 5% Construction 5% Agriculture & Farmland 6% Auto & Other 1%

Investor Presentation | First Quarter 2024 23 Office RE Collateral Graph circle size represent total loan Commitments in the Region; regional assignment based upon ZIP code of collateral CRE loans secured by office collateral represents 9.6% of total Loan Portfolio Commitments. California Office Secured by Region Regions by Collateral Code Regions by Occupancy Type

Investor Presentation | First Quarter 2024 24 69% 53% 81% 61% 81% 75% 41% 49% 29% 44% 19% 39% 19% 22% 58% 44% 2% 3% 0% 0% 0% 3% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Retail Building Office Building Hotel/Motel Light Industrial Mixed Use - Retail Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% CRE Collateral Values Distribution by LTV (1) LTV Range (1) LTV as of most recent origination or renewal date. CRE Non-Owner Occupied by Collateral Type

Investor Presentation | First Quarter 2024 25 $2,240 $2,183 $987 $952 $343 $373 $544 $549 $982 $979 $886 $806 $353 $229 $415 $327 $71 $52 $143 $162 $63 $55 $668 $646 $663 $628 $70 $60 $324 $307 $139 $263 $8 $8 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 1Q-2024 1Q-2023 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Auto & Other Outstanding Principal ($MM) Unfunded Commitment ($MM) Unfunded Loan Commitments HELOCs – by vintage, with weighted avg. coupon (9.14% total WAC)  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums, Leases, DDA Overdraft, and Credit Cards 8.00% 8.20% 8.40% 8.60% 8.80% 9.00% 9.20% 9.40% 9.60% 9.80% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 20242023202220212020201920182017201620152014201320122011<2011 Private Balance (MM) Unfunded (MM) WA Rate 9.67%9.63% 9.10% 8.70% 8.98%9.04% 9.23%9.29% 9.42%9.36%9.44% 8.64%8.72% 9.71% 8.81%

Investor Presentation | First Quarter 2024 26 C&I Utilization 26 Outstanding Principal excludes unearned fees and discounts/premiums ($ millions)  Utilization has remained stable throughout the rising rate environment  C&I yields are generally tied to changes in the Prime Rate.  Paired with treasury management services, C&I customers will be a continued source of noninterest bearing deposits. C&I Utilization by NAICS Industry: 1Q-2024 $188 $38 $81 $53 $46 $23 $19 $11 $63 $198 $104 $24 $44 $48 $41 $18 $18 $169 49% 27% 77% 55% 49% 35% 52% 38% 27% 0% 5000% 10000% 15000% 20000% Oil & Gas Extraction Construction Finance and Insurance Real Estate Wholesale Healthcare Trans and Warehouse Retail Trade Other (14 Categories) Outstanding (mln) Unfunded (mln) $187 $206 $186 $191 $448 $476 $509 $544 $527 $550 $574 $560 $523 $384 $360 $353 $339 $552 $547 $603 $593 $628 $653 $647 $670 $663 33% 36% 35% 36% 45% 47% 46% 48% 46% 46% 47% 46% 44% 4.85% 4.84% 4.97% 4.96% 4.46% 5.12% 6.11% 6.79% 7.31% 7.60% 7.89% 7.88% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 1Q-2021 2Q-2021 3Q-2021 4Q-2021 1Q-2022 2Q-2022 3Q-2022 4Q-2022 1Q-2023 2Q-2023 3Q-2023 4Q-2023 1Q-2024 Outstanding Principal ($MM) Unfunded Commitment Utilization WAR

Investor Presentation | First Quarter 2024 27 Fixed 38% Adjustable 48% Floating 14% $974 $469 $396 $580 $655 $703 $451 9.07% 6.11% 4.43% 4.25% 4.92% 5.40% 4.79% 9.11% 7.54% 7.19% 7.34% 7.06% 7.19% 7.26% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% - 100 200 300 400 500 600 700 800 900 1,000 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 03/31/2024 Loan Yield Composition  Dollars in millions, excludes PPP as well as unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate) as of 03/31/2024 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 99% of Floating benchmarked to Prime Predominantly benchmarked to 5 Year Treasury 62% Adjustable + Floating

Investor Presentation | First Quarter 2024 28 Allowance for Credit Losses Drivers of Change under CECL  Loan portfolio growth of $6.2 million in Q1  Growth driven by CRE OO and Multifamily, partially offset by declines in C&I and HELOCs  Primarily driven by Qualitative factors for unemployment and general economic trends  Gross charge-offs $1.275 million  Gross recoveries $0.132 million 1.79% of Total Loans 1.83% of Total Loans Driven by specific reserve decrease $1.609 million, predominantly Ag, Farmland, and C&I  Excludes gross charge-offs Scaled to reflect $110MM

Investor Presentation | First Quarter 2024 29 Allowance for Credit Losses Allocation of Allowance by Segment

Investor Presentation | First Quarter 2024 30 83.5%85.0%86.0%87.8%87.8%89.0% 13.8%12.1%11.4%8.8%9.2%8.0% 1.6%1.5%1.4%2.4%2.0%2.0% 1.1%1.3%1.2%1.0%1.0%1.1% 0% 20% 40% 60% 80% 100% 1Q-20244Q-20233Q-20232Q-20231Q-20234Q-2022 Pass Watch Special Mention Substandard Risk Grade Migration Zero balance in Doubtful and Loss Pool % (mln) # Loans % (mln) # Loans (mln) # Loans CRE Non-Ow ner Occupied 2.5% $54.4 29 1.7% $37.6 12 -$16.9 -17 CRE-Ow ner Occupied 2.7% $26.5 18 1.6% $15.3 15 -$11.2 -3 Multifamily 0.0% $0.0 0 1.3% $12.4 4 $12.4 4 Agriculture & Farmland 4.9% $16.7 22 5.4% $22.0 27 $5.3 5 SFR 1-4 Term 1.7% $13.3 22 0.2% $2.2 11 -$11.2 -11 SFR HELOC and Junior Liens 0.2% $0.7 17 1.0% $3.6 44 $3.0 27 Commercial & Industrial 2.4% $13.4 30 0.6% $3.0 39 -$10.4 9 Construction 0.0% $0.0 0 3.3% $11.6 1 $11.6 1 Auto & Other 0.8% $0.4 38 0.4% $0.3 31 -$0.1 -7 Leases 0.0% $0.0 2 0.0% $0.0 2 $0.0 0 Grand Total 1.9% $125.5 178 1.6% $108.1 184 -$17.4 6 Special Mention (NBV) Q1-2023 Q1-2024 Diff Pool % (mln) # Loans % (mln) # Loans (mln) # Loans CRE Non-Ow ner Occupied 0.2% $3.6 8 0.5% $12.1 12 $8.5 4 CRE-Ow ner Occupied 2.1% $20.9 13 1.2% $11.6 10 -$9.2 -3 Multifamily 0.0% $0.1 1 0.0% $0.0 0 -$0.1 -1 Agriculture & Farmland 5.4% $18.5 20 7.3% $30.0 33 $11.5 13 SFR 1-4 Term 0.6% $4.5 38 1.0% $9.2 35 $4.7 -3 SFR HELOC and Junior Liens 1.0% $3.8 68 1.1% $3.8 59 $0.0 -9 Commercial & Industrial 2.1% $11.8 59 1.6% $9.0 56 -$2.8 -3 Construction 0.3% $0.6 3 0.0% $0.1 1 -$0.5 -2 Auto & Other 0.4% $0.2 21 0.8% $0.6 24 $0.3 3 Leases 0.0% $0.0 5 0.0% $0.0 4 $0.0 -1 Grand Total 1.0% $64.0 236 1.1% $76.3 230 $12.4 -6 Q1-2023 Q1-2024 Diff Substandard/Doubtful/Loss (NBV)

Investor Presentation | First Quarter 2024 31  Peer group consists of 99 closest peers in terms of asset size, range $6.2-13.4 Billion, source: BankRegData.com  NPAs as presented are net of guarantees, NPLs as presented are not adjusted for guarantees. Asset Quality  The Bank continues to actively and aggressively address potential credit issues with short resolution timelines.  Over the past three years, both the Bank’s total non-performing assets and coverage ratio have remained better than peers. Non-Performing Assets as a % of Total Assets 0.38% 0.42% 0.37% 0.38% 0.17% 0.15% 0.21% 0.25% 0.20% 0.40% 0.32% 0.35% 0.37% 0.68% 0.64% 0.60% 0.50% 0.46% 0.34% 0.34% 0.32% 0.37% 0.39% 0.48% 0.53% 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 TCBK Peers 297% 263% 293% 281% 682% 821% 581% 496% 676% 312% 389% 381% 363% 17 3% 17 9% 18 1% 19 1% 17 8% 19 9% 21 1% 14 9% 20 4% 22 4% 19 1% 18 9% 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 TCBK Peers Coverage Ratio: Allowance as % of Non-Performing Loans

Investor Presentation | First Quarter 2024 Financials 3232

Investor Presentation | First Quarter 2024 33 Net Interest Income (NII) and Margin (NIM)

Investor Presentation | First Quarter 2024 34 Net Interest Income (NII) and Margin (NIM)

Investor Presentation | First Quarter 2024 35 1.24% 1.43% 0.91% 1.43% 1.28% 1.19% 1.13% 2018 2019 2020 2021 2022 2023 2024 1.73% 1.94% 1.83% 1.91% 1.97% 1.87% 1.71% 2018 2019 2020 2021 2022 2023 2024 63.7% 59.7% 58.4% 53.2% 53.0% 55.8% 57.4% 2018 2019 2020 2021 2022 2023 2024 4.30% 4.47% 3.96% 3.58% 3.88% 3.96% 3.68% 2018 2019 2020 2021 2022 2023 2024 Current Operating Metrics Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA 2024 values through the 3 months ended 3/31/2024, annualized where applicable

Investor Presentation | First Quarter 2024 36 9.5% 10.6% 9.3% 9.2% 7.6% 8.8% 8.9% 2018 2019 2020 2021 2022 2023 2024 14.4% 15.1% 15.2% 15.4% 14.2% 14.7% 15.0% 2018 2019 2020 2021 2022 2023 2024 12.5% 13.3% 12.9% 13.2% 11.7% 12.2% 12.5% 2018 2019 2020 2021 2022 2023 2024 13.7% 14.4% 14.0% 14.2% 12.4% 12.9% 13.2% 2018 2019 2020 2021 2022 2023 2024 Well Capitalized Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Capital Ratio 2024 values at quarter ended 3/31/2024

Investor Presentation | First Quarter 2024 37 Our Mission Tri Counties Bank exists for just one purpose: to improve the financial success and well-being of our shareholders, customers, communities and employees. Core Values Trust Respect Integrity Communication Opportunity Team Ethos We are one team, aligned, customer-focused and collaborative to achieve next-level performance.